UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

Disc Medicine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 19, 2026, Disc Medicine, Inc. (the “Company”) issued a press release titled “Disc Medicine Announces Success on All Primary and Secondary Endpoints in the Pivotal Phase 3 APOLLO Trial of Bitopertin in Adults and Adolescents with Erythropoietic Protoporphyria (EPP).” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

Webcast Presentation

On October 19, 2026, the Company will host a webcast to discuss topline results from the APOLLO Phase 3 trial of bitopertin in erythropoietic protoporphyria (“EPP”). A copy of the presentation from the webcast is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The presentation will also be available in the investor relations section of the Company’s website at https://ir.discmedicine.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

Bitopertin: Phase 3 APOLLO Topline Data Results

On October 19, 2026, the Company announced positive topline results from the APOLLO Phase 3 trial of bitopertin in EPP, including X-linked protoporphyria (“XLP”). The trial met all its primary and secondary endpoints.

APOLLO is a randomized, double-blind pivotal Phase 3 trial evaluating the safety and efficacy of bitopertin versus placebo in adults and adolescents aged 12 or older with EPP or XLP. The trial enrolled 183 patients across the United States, Canada, Europe, and Australia, who were stratified by baseline light tolerance and geography and randomized 1:1 to receive 60 mg oral bitopertin or placebo once daily for 6 months.

Summary of topline results:

•	Bitopertin achieved statistical significance on both co-primary endpoints vs. placebo:

•	Reduction in whole-blood metal-free protoporphyrin IX (“PPIX”) from baseline (-41.4% vs. placebo, p<0.0001)

•	Increase in average monthly total time in light without pain during month 6 (+12.2 hours vs. placebo, p=0.0010)

•	Bitopertin achieved statistical significance on all secondary endpoints vs. placebo, including:

•	Reduction in incidence rate of phototoxic reactions over the 6-month treatment period vs. placebo (p<0.0001)

•	Increase in cumulative total time in light without pain over the 6-month treatment period vs. placebo (p<0.0001)

•	Increase in change from baseline in average daily sunlight exposure time to prodrome vs. placebo (p=0.0077, adults only)

•

Bitopertin demonstrated additional quality of life benefits vs. placebo, including improved Patient Global Impression of Change (“PGIC”) score (p<0.0001) and Patient Global Impression of Severity (“PGIS”) score (p<0.0001)

•

Bitopertin was generally well-tolerated. Consistent with prior studies, dizziness was the most commonly reported treatment emergent adverse event (“TEAE”) in the bitopertin group (50%) and was mild or moderate and generally transient. There were no TEAEs above Grade 3.

The APOLLO clinical trial adds to an extensive clinical data package supporting bitopertin’s potential in EPP. Based on these results, the Company plans to resubmit a New Drug Application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) by the end of 2026, with an FDA decision anticipated by mid-2027.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Any statements about the Company’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include statements about the Company’s expectations with respect to the next stages of its development programs for bitopertin, anticipated engagement with regulators with respect to bitopertin, including the timing of an NDA resubmission and an FDA decision; and the potential therapeutic benefits of bitopertin as a treatment for EPP, if approved. Accordingly, these statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including the uncertainties related to the adequacy of the Company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of the Company; the difficulty in predicting the time and cost of development of the Company’s product candidates; the Company’s plans to research, develop and commercialize its current and future product candidates; the timing of initiation of the Company’s planned preclinical studies and clinical trials; the timing of the availability of data from the Company’s clinical trials; the Company’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of the Company’s preclinical studies and clinical trials and the risk that the results of the Company’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the content and timing of decisions made by the FDA and other regulatory authorities. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on October 19, 2026, furnished herewith.

99.2	Disc Medicine, Inc. Investor Presentation, filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: October 19, 2026	By:	/s/ John Quisel
	Name:	John Quisel, J.D., Ph.D.
	Title:	Chief Executive Officer